EXHIBIT 99.3

                       STEINWAY MUSICAL INSTRUMENTS, INC.
          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


     Effective September 15, 2000, Steinway Musical Instruments, Inc. ("SMI"), through its wholly-owned subsidiary, The Selmer Company, Inc. ("Selmer"), completed the acquisition of United Musical Instruments Holdings, Inc. ("UMI"). The acquisition of UMI was accounted for as a purchase. The aggregate purchase price approximated $84.0 million, including the assumption of approximately $57.0 million of debt. The purchase price has been allocated to UMI's assets and liabilities based on their relative fair values as of the closing date.

     The following unaudited pro forma condensed combined financial statements are based on the respective historical consolidated financial statements and the notes thereto of SMI and UMI. For consistency of presentation, the six month period ended July 1, 2000 for SMI has been described as June 30, 2000. The unaudited pro forma condensed combined balance sheet assumes that the acquisition took place on June 30, 2000. The unaudited pro forma condensed combined statements of operations assume that the acquisition took place on January 1, 1999.

     The unaudited pro forma condensed combined financial statements are based on the estimates and assumptions set forth in the notes to such statements. The pro forma adjustments made in connection with the development of the pro forma information are preliminary and have been made solely for the purposes of developing such pro forma information. Although management does not expect that the final allocation will be materially different from these estimates, there can be no assurances that such differences, if any, will not be material. The unaudited pro forma condensed combined financial statements do not purport to be indicative of future results or the results that would have occurred had the acquisition taken place at the beginning of the periods presented.

     These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and related notes thereto of SMI included in SMI's Form 10-K for the year ended December 31, 1999, and quarterly report on Form 10-Q for the quarter ended July 1, 2000 and the financial statements of UMI included elsewhere in this report.

                       STEINWAY MUSICAL INSTRUMENTS, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  JUNE 30, 2000
                                 (In Thousands)
                                   (Unaudited)

                                                    Historical
                                             -----------------------                          Pro Forma
                                              SMI             UMI          Adjustments        Combined
                                             ---------      --------       -----------        ---------
ASSETS
Cash                                         $   4,273      $    649         $                $   4,922
Accounts receivable                             75,645        40,521           (1,500)(1)       114,666
Inventories                                    107,336        29,520           10,400 (1)       147,256
Prepaid expenses                                 3,399           119                              3,518
Deferred tax assets                              5,951                         (3,471)(1)         2,480
                                             ---------      --------         --------         ---------
Total current assets                           196,604        70,809            5,429           272,842

Property, plant and equipment, net              90,046         9,828            9,500 (1)       109,374
Other assets, net                               11,677           727            1,301 (1)        13,705
Deferred financing costs                         4,070                          3,800 (3)         7,870
Cost in excess of fair value of
   net assets acquired, net                     29,867                                           29,867
                                             ---------      --------         --------         ---------
TOTAL ASSETS                                 $ 332,264      $ 81,364         $ 20,030         $ 433,658
                                             =========      ========         ========         =========

LIABILITIES AND
  STOCKHOLDERS' EQUITY
Notes payable and current
  portion of long term debt                  $   8,980      $ 28,893         $(28,893)(2)     $   8,980
Accounts payable                                 6,600         4,122                             10,722
Other current liabilities                       28,802         4,986             (507)(4)        33,281
                                             ---------      --------         --------         ---------
Total current liabilities                       44,382        38,001          (29,400)           52,983

Long-term debt                                 149,570        26,127           61,593 (2)       237,290
Deferred tax liabilities                        20,342         1,565            3,705 (1)        25,612
Non-current pension liabilities                 11,961           596                             12,557
                                             ---------      --------         --------         ---------
Total liabilities                              226,255        66,289           35,898           328,442
                                             ---------      --------         --------         ---------

Stockholders' equity:
     Common stock                                    9             1               (1)                9
     Additional paid in capital                 71,229                                           71,229
     Retained earnings                          58,208        14,740          (15,533)(5)        57,415
     Accumulated other
       comprehensive income                     (9,485)          334             (334)           (9,485)
     Treasury stock, at cost                   (13,952)                                         (13,952)
                                             ---------      --------         --------         ---------
Total stockholders' equity                     106,009        15,075          (15,868)          105,216
                                             ---------      --------         --------         ---------

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                       $ 332,264      $ 81,364         $ 20,030         $ 433,658
                                             =========      ========         ========         =========

                       STEINWAY MUSICAL INSTRUMENTS, INC.
              PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                (In Thousands Except Share and Per Share Amounts)
                                   (Unaudited)

                                                    Historical
                                             -----------------------                       Pro Forma
                                                 SMI            UMI     Adjustments        Combined
                                             -----------      -------   -----------       ----------
Sales                                        $   165,599      $33,930     $               $  199,529
Cost of sales                                    114,061       22,763         208 (6)        137,032
                                             -----------      -------     -------         ----------

Gross profit                                      51,538       11,167        (208)            62,497

Operating expenses                                28,907        6,755          61 (7)         35,723
                                             -----------      -------     -------         ----------

Income from operations                            22,631        4,412        (269)            26,774

Interest expense, net                              6,967        1,492         983 (8)          9,442
Other income, net                                   (676)          19                           (657)
                                             -----------      -------     -------         ----------
Other expense, net                                 6,291        1,511         983              8,785

Income before income taxes                        16,340        2,901      (1,252)            17,989

Provision for income taxes                         6,620        1,377        (488)(9)          7,509
                                             -----------      -------     -------         ----------

Net income                                   $     9,720      $ 1,524     $  (764)        $   10,480
                                             ===========      =======     =======         ==========

Net income per share:
     Basic                                   $      1.09                                  $     1.18
                                             ===========                                  ==========
     Diluted                                 $      1.09                                  $     1.18
                                             ===========                                  ==========

Weighted average shares:
     Basic                                     8,915,569                                   8,915,569
                                             ===========                                  ==========
     Diluted                                   8,915,589                                   8,915,589
                                             ===========                                  ==========

                       STEINWAY MUSICAL INSTRUMENTS, INC.
              PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                (In Thousands Except Share and Per Share Amounts)
                                   (Unaudited)

                                                    Historical
                                             -----------------------                         Pro Forma
                                                 SMI            UMI        Adjustments        Combined
                                             -----------      -------      -----------       ----------
Sales                                        $   304,636      $ 63,454      $               $  368,090
Cost of sales                                    203,888        42,679        1,355 (6)        247,922
                                             -----------      --------      -------         ----------

Gross profit                                     100,748        20,775       (1,355)           120,168

Operating expenses                                59,608        12,463        1,423 (7)         73,494
                                             -----------      --------      -------         ----------

Income from operations                            41,140         8,312       (2,778)            46,674

Interest expense, net                             13,276         2,228        2,048 (8)         17,552
Other income, net                                 (1,881)         (401)                         (2,282)
                                             -----------      --------      -------         ----------
Other expense, net                                11,395         1,827        2,048             15,270

Income before income taxes                        29,745         6,485       (4,826)            31,404

Provision for income taxes                        12,400         2,494       (1,882)(9)         13,012
                                             -----------      --------      -------         ----------

Net income                                   $    17,345      $  3,991      $(2,944)        $   18,392
                                             ===========      ========      =======         ==========



Net income per share:
     Basic                                   $      1.88                                    $     2.00
                                             ===========                                    ==========
     Diluted                                 $      1.87                                    $     1.98
                                             ===========                                    ==========

Weighted average shares:
     Basic                                     9,213,145                                     9,213,145
                                             ===========                                    ==========
     Diluted                                   9,277,798                                     9,277,798
                                             ===========                                    ==========

                       STEINWAY MUSICAL INSTRUMENTS, INC.
                          NOTES TO UNAUDITED PRO FORMA
                     CONDENSED COMBINED FINANCIAL STATEMENTS
                                 (In Thousands)


(1) The acquisition of UMI has been accounted for as a purchase. The total purchase cost will be allocated to UMI's assets and liabilities based on their relative fair values as of the closing date.

     Purchase cost of equity                                                    $ 27,200
     Transaction costs                                                               400
                                                                                --------
     Total purchase cost                                                          27,600
     Book value of net assets acquired                                            15,075
                                                                                --------
     Excess of purchase cost over net book value of assets acquired             $ 12,525
                                                                                ========

     Allocated to:
     Inventory                                                                  $ 10,400
     Accounts Receivable                                                          (1,500)
     Property, plant and equipment                                                 9,500
     Other assets                                                                  1,301
     Current deferred income taxes                                                (3,471)
     Non-current deferred income taxes                                            (3,705)
                                                                                --------
     Total                                                                      $ 12,525
                                                                                ========

(2) Reflects the repayment of UMI's existing debt with proceeds from the Company's Second Amended and Restated Credit Agreement.

(3)  Reflects deferred financing costs related to the acquisition.

(4) Reflects tax benefit associated with one-time expenses relating to the acquisition at an incremental tax rate of 39%.

(5)  Reflects adjustments to retained earnings as follows:

     Elimination of UMI retained earnings                                       $(14,740)
     One-time acquisition related expenses, net of tax                              (793)
                                                                                --------
                                                                                $(15,533)
                                                                                ========

                       STEINWAY MUSICAL INSTRUMENTS, INC.
                          NOTES TO UNAUDITED PRO FORMA
                     CONDENSED COMBINED FINANCIAL STATEMENTS
                                 (In Thousands)

                                                                        Year Ended      Six Months
                                                                       December 31,    Ended June 30,
                                                                           1999            2000
                                                                       ------------    --------------

(6)  Reflects an increase in cost of sales from:

     Increased inventory values resulting from the
       application of purchase accounting                                  $  125          $   --
     Reversal of the LIFO adjustment for the year                             813              --
     Additional depreciation of buildings and equipment                       417             208
                                                                           ------          ------
                                                                           $1,355          $  208
                                                                           ======          ======

(7)  Reflects adjustments to operating expenses as follows:

     Amortization of deferred financing costs                              $  605          $  303
     One-time expenses relating to the acquisition                          1,300              --
     Management and director's fees of the previous
       owner eliminated as a result of the acquisition                       (482)           (242)
                                                                           ------          ------
     Net adjustments                                                       $1,423          $   61
                                                                           ======          ======

(8)  Reflects additional interest expense as a result of the acquisition.

(9) Reflects the tax effect of the pro forma adjustments at an incremental tax rate of 39%.